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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  FORM 8-K/A
                                AMENDMENT NO. 2

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) March 20, 1996
                                                         --------------

                        COMMISSION FILE NUMBER 0-14620
                                               -------

                          COMMUNITY BANKSHARES, INC.
            (Exact name of registrant as specified in its charter)


                  NEW HAMPSHIRE                    02-0394439
                  -------------                    ----------
               (State of incorporation          (I.R.S. Employer
               or organization)                Identification No.)


                             43 NORTH MAIN STREET
                         CONCORD, NEW HAMPSHIRE 03301
                         ----------------------------
                   (Address of principal executive offices)
                                  (Zip Code)


                                (603) 224-1100
                                --------------
             (Registrant's telephone number, including area code)
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Item 2. Acquisition or Disposition of Assets
        ------------------------------------

On March 20, 1996, Community Interim Trust Company, a wholly owned subsidiary of Community Bankshares, Inc. (the "Registrant"), was merged (the "Merger") with and into Centerpoint Bank, a New Hampshire-chartered trust company ("Centerpoint"), pursuant to an Agreement and Plan of Merger by and between the Registrant and Centerpoint dated as of August 29, 1995. As a result of the Merger, Centerpoint became a wholly owned subsidiary of the Registrant.

A Current Report on Form 8-K with respect to the Merger was filed with the Commission on April 3, 1996. A Current Report on Form 8-K/A containing the required financial statements for Centerpoint and the required pro forma financial information (see Item 7, below) was filed with the Commission on May 31, 1996, as permitted by paragraph 4 of Item 7(a) and (b). This Amendment No. 2 to the Current Report on Form 8-K/A clarifies that the financial statements filed as Exhibit 99 represent the required pro forma financial information.

Item 7. Financial Statements and Exhibits
        ---------------------------------

        (a) Financial Statements of Business Acquired

               (i) Report of Ernst & Young LLP dated February 1, 1996 with respect to the Balance Sheets of Centerpoint Bank as of December 31, 1995 and 1994, and the related Statements of Operations, Shareholders' Equity and Cash Flows for each of the three years in the period ended December 31, 1995.

               (ii) Balance Sheets of Centerpoint Bank as of December 31, 1995 and 1994, and the related Statements of Operations, Shareholders' Equity and Cash Flows for each of the three years in the period ended December 31, 1995 (and Notes to Financial Statements).

        (b) Pro Forma Financial Information

The Supplemental Consolidated Balance Sheets of Community Bankshares, Inc. and subsidiaries as of December 31, 1995 and June 30, 1995 and 1994, and the related Supplemental Consolidated Statements of Income, Changes in Stockholders' Equity and Cash Flows for the six months ended December 31, 1995 and for each of the three years in the three year period ended June 30, 1995 (and Notes to Supplemental Consolidated Financial Statements) filed as Exhibit 99 to the Current Report on Form 8-K/A filed on May 31, 1996 represents the pro forma financial information required by this Item 7(b).


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                                  SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        COMMUNITY BANKSHARES, INC.


                                      by  /s/ GERALD R. EMERY
                                          _____________________________________
                                             Gerald R. Emery
                                             Principal Financial and Chief
                                             Accounting Officer
Date:  June 3, 1996

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